OTHER PAYABLES AND ACCRUED EXPENSES (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
OTHER PAYABLES AND ACCRUED EXPENSES
Payroll and other employee related accruals	$ 16,715	$ 17,999
Forward liability	461	5,150
Accrued expenses	8,339	9,511
Government authorities	2,274	2,806
Provision for returns	2,137	2,704
Other	17	146
Total other payables and accrued expenses	$ 29,943	$ 38,316